UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-30598	20-0539412
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

333 CLAY STREET, SUITE 700
HOUSTON, TEXAS 77002
(Address of Registrant’s Principal Executive Offices)

(713) 850-1880
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 15, 2006, Whittier Energy Corporation (the “Company”) issued a press release announcing results for the first quarter ended March 31, 2006. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The Company’s press release announcing its financial results for its fiscal quarter ended March 31, 2006 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 7.01  Regulation FD Disclosure.

On May 10, 2006, the Company issued a press release relating to an update of the Company’s drilling and operations. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2.

The information in this Form 8-K and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated May 15, 2006 announcing results for the first quarter ended March 31, 2006.

99.2	Press release dated May 10, 2006 announcing drilling and operations update.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: May 15, 2006	By:	/s/ Michael B. Young
Michael B. Young
Vice President, Chief Financial Officer and
Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated May 15, 2006 announcing results for the first quarter ended March 31, 2006.

99.2	Press release dated May 10, 2006 announcing drilling and operations update.